Exhibit 99.1

May 30, 2025

EOG Resources to Acquire Encino Acquisition Partners from CPP Investments and Encino Energy, Strengthening Premier Utica Asset; Increases Regular Dividend 5%

HOUSTON – EOG Resources, Inc. (EOG) today announced a definitive agreement with Canada Pension Plan Investment Board (CPP) and Encino Energy under which EOG will acquire Encino Acquisition Partners (EAP or Encino) for $5.6 billion, inclusive of EAP’s net debt. EOG currently expects to fund the acquisition through $3.5 billion of debt and $2.1 billion of cash on hand.

“This acquisition combines large, premier acreage positions in the Utica, creating a third foundational play for EOG alongside our Delaware Basin and Eagle Ford assets,” said Ezra Y. Yacob, Chairman and Chief Executive Officer of EOG. “Encino’s acreage improves the quality and depth of our Utica position, expanding EOG’s multi-basin portfolio to more than 12 billion barrels of oil equivalent net resource.

“We are excited to execute on this unique opportunity that is immediately accretive to our per-share metrics and meets our strict criteria for acquisitions - high quality acreage with exploration upside, competitive with our current inventory, gained at an attractive price,” continued Yacob. “Our ability to execute on the Encino acquisition without diluting our shareholders will be a textbook example of how EOG utilizes its industry leading balance sheet to take advantage of counter cyclical opportunities to enhance the returns of our business and create long-term value for our shareholders.”

Transaction Highlights

•

Transforms EOG into a leading Utica E&P – The acquisition of Encino’s 675,000 net core acres significantly increases EOG’s Utica position to a combined 1,100,000 net acres, representing more than two billion barrels oil equivalent of undeveloped net resource. Pro forma production totals 275,000 barrels of oil equivalent per day creating a leading producer in the Utica shale play.

•

Accretive financial metrics – The transaction is immediately accretive to EOG’s net asset value as well as all per-share financial metrics. Specifically, the acquisition is accretive on an annualized basis to 2025 EBITDA by 10%, and cash flow from operations and free cash flow by 9%.

•

Immediate returns-enhancing benefits: significantly expands EOG’s contiguous liquids-rich acreage, adds premium-priced gas exposure, and increases working interest – The acquisition expands EOG’s core acreage in the volatile oil window, which averages 65% liquids production, by 235,000 net acres for a combined contiguous position of 485,000 net acres. In the natural gas window, the acquisition adds 330,000 net acres along with existing natural gas production with firm transportation exposed to premium end markets. In the northern acreage, where the company has delivered outstanding well results, EOG increases its existing average working interest by more than 20%.

•

Operational expertise and increased scale drive meaningful synergies – EOG expects to generate more than $150 million of synergies in the first year driven by lower capital, operating, and debt financing costs.

•

Supports return of capital to shareholders with 5% dividend increase, while maintaining industry leading balance sheet – The acquisition’s accretion to free cash flow contributes to EOG’s commitment to return cash to shareholders. The Board of Directors today declared a dividend of $1.02 per share on EOG’s common stock. The dividend will be payable October 31, 2025, to stockholders of record as of October 17, 2025. The indicated annual rate is $4.08. EOG remains committed to a strong balance sheet and expects the acquisition will have no material impact on its long-term target of less than one times total debt-to-EBITDA ratio at bottom cycle prices of $45 WTI oil.

Details regarding the acquisition’s impact to EOG’s 2025 capital and volume guidance will be provided after closing, which is expected to occur in the second half of 2025. The acquisition is subject to clearance under the Hart-Scott-Rodino Act and other customary closing conditions.

Conference Call Webcast and Acquisition Presentation

EOG will host a conference call to discuss the acquisition via live audio webcast at 8 a.m. Central time (9 a.m. Eastern time) on Friday, May 30, 2025. Please visit the Investors/Events & Presentations page on the EOG website to access a live webcast of the conference call and related presentation materials. A replay of the webcast will be available on EOG’s website for one year.

Advisors

Goldman Sachs & Co. LLC is serving as EOG’s exclusive financial advisor, and its affiliate, Goldman Sachs Bank USA, is the sole provider of fully committed financing. Wachtell, Lipton, Rosen & Katz is serving as EOG’s lead legal advisor. Akin Gump Strauss Hauer & Feld LLP is also serving as legal counsel to EOG.

About EOG Resources

EOG Resources, Inc. (NYSE: EOG) is one of the largest crude oil and natural gas exploration and production companies in the United States with proved reserves in the United States and Trinidad. To learn more visit www.eogresources.com.

Investor Contacts

Pearce Hammond   713-571-4684

Neel Panchal     713-571-4884

Shelby O’Connor   713-571-4560

Media Contact

Kimberly Ehmer   713-571-4676

This press release and any accompanying disclosures may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements and projections regarding the strategic rationale, timeline and anticipated benefits of the proposed acquisition of Encino/EAP (the “Transaction”), statements regarding EOG’s future financial position, operations, performance, business strategy, goals, returns and rates of return, budgets, reserves, levels of production, capital expenditures, operating costs and asset sales, statements regarding future commodity prices and statements regarding the plans and objectives of EOG’s management for future operations are forward-looking statements. EOG typically uses words such as “expect,” “anticipate,” “estimate,” “project,” “strategy,” “intend,” “plan,” “target,” “aims,” “ambition,” “initiative,” “goal,” “may,” “will,” “focused on,” “should” and “believe” or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning (i) EOG’s future financial or operating results and returns, (ii) EOG’s ability to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control drilling, completion and operating costs and capital expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, other environmental matters or safety matters, pay and/or increase regular and/or special dividends or repurchase shares or (iii) the timeline for, the successful integration of, the strategic rationale for, or the anticipated benefits of, the proposed Transaction, in each case are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that such assumptions are accurate or will prove to have been correct or that any of such expectations will be achieved (in full or at all) or will be achieved on the expected or anticipated timelines. Moreover, EOG’s forward-looking statements may be affected by known, unknown or currently unforeseen risks, events or circumstances that may be outside EOG’s control. Important factors that could cause EOG’s actual results to differ materially from the expectations reflected in EOG’s forward-looking statements include, among others:

•	EOG’s ability to complete the proposed Transaction on the proposed terms or anticipated timeline (or at all);

•	risks related to the satisfaction or waiver of the conditions to closing the proposed Transaction, including receipt of clearance under the Hart-Scott-Rodino Act;

•	EOG’s failure to realize, in full or at all, the anticipated benefits of the proposed Transaction;

•

business disruptions resulting from the proposed Transaction that could harm EOG’s business operations, including current plans and operations and the diversion of management’s attention from EOG’s ongoing business operations;

•	the timing, magnitude and duration of changes in prices for, supplies of, and demand for, crude oil and condensate, natural gas liquids (NGLs), natural gas and related commodities;

•	the extent to which EOG is successful in its efforts to acquire or discover additional reserves;

•

the extent to which EOG is successful in its efforts to (i) economically develop its acreage in, (ii) produce reserves and achieve anticipated production levels and rates of return from, (iii) decrease or otherwise control its drilling, completion and operating costs and capital expenditures related to, and (iv) maximize reserve recoveries from, its existing and future crude oil and natural gas exploration and development projects and associated potential and existing drilling locations;

•	the success of EOG’s cost-mitigation initiatives and actions in offsetting the impact of any inflationary or other pressures on EOG’s operating costs and capital expenditures;

•	the extent to which EOG is successful in its efforts to market its production of crude oil and condensate, NGLs and natural gas;

•

security threats, including cybersecurity threats and disruptions to our business and operations from breaches of our information technology systems, physical breaches of our facilities and other infrastructure or breaches of the information technology systems, facilities and infrastructure of third parties with which we transact business, and enhanced regulatory focus on the prevention of, and disclosure requirements relating to, cyber incidents;

•

the availability, proximity and capacity of, and costs associated with, appropriate gathering, processing, compression, storage, transportation, refining, liquefaction and export facilities and equipment;

•

the availability, cost, terms and timing of issuance or execution of mineral licenses, concessions and leases and governmental and other permits and rights-of-way, and EOG’s ability to retain mineral licenses, concessions and leases;

•

the impact of, and changes in, government policies, laws and regulations, including climate change-related regulations, policies and initiatives (for example, with respect to air emissions); tax laws and regulations (including, but not limited to, carbon tax or other emissions-related legislation); environmental, health and safety laws and regulations relating to disposal of produced water, drilling fluids and other wastes, hydraulic fracturing and access to and use of water; laws and regulations affecting the leasing of acreage and permitting for oil and gas drilling and the calculation of royalty payments in respect of oil and gas production; laws and regulations imposing additional permitting and disclosure requirements, additional operating restrictions and conditions or restrictions on drilling and completion operations and on the transportation of crude oil, NGLs and natural gas; laws and regulations with respect to financial and other derivatives and hedging activities; and laws and regulations with respect to the import and export of crude oil, natural gas and related commodities;

•

the impact of climate change-related legislation, policies and initiatives; climate change-related political, social and shareholder activism; and physical, transition and reputational risks and other potential developments related to climate change;

•

the extent to which EOG is able to successfully and economically develop, implement and carry out its emissions and other environmental or safety-related initiatives and achieve its related targets, goals, ambitions and initiatives;

•

EOG’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, identify and resolve existing and potential issues with respect to such properties and accurately estimate reserves, production, drilling, completion and operating costs and capital expenditures with respect to such properties;

•	the extent to which EOG’s third-party-operated crude oil and natural gas properties are operated successfully, economically and in compliance with applicable laws and regulations;

•	competition in the oil and gas exploration and production industry for the acquisition of licenses, concessions, leases and properties;

•

the availability and cost of, and competition in the oil and gas exploration and production industry for, employees, labor and other personnel, facilities, equipment, materials (such as water, sand, fuel and tubulars) and services;

•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•

weather and natural disasters, including its impact on crude oil and natural gas demand, and related delays in drilling and in the installation and operation (by EOG or third parties) of production, gathering, processing, refining, liquefaction, compression, storage, transportation, and export facilities;

•

the ability of EOG’s customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

•

EOG’s ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements;

•	the extent to which EOG is successful in its completion of planned asset dispositions;

•	the extent and effect of any hedging activities engaged in by EOG;

•

the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

•	the economic and financial impact of epidemics, pandemics or other public health issues;

•

geopolitical factors and political conditions and developments around the world (such as the imposition of tariffs or trade or other economic sanctions, political instability and armed conflicts), including in the areas in which EOG operates;

•	the extent to which EOG incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and

•

the other factors described under ITEM 1A, Risk Factors of EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any updates to those factors set forth in EOG’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG’s forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the duration or extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of EOG’s forward-looking statements. EOG’s forward-looking statements speak only as of the date made, and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Oil and Gas Reserves:

The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose not only “proved” reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also “probable” reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as “possible” reserves (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve or resource estimates provided in this press release or any accompanying disclosures that are not specifically designated as being estimates of proved reserves may include “potential” reserves, “resource potential” and/or other estimated reserves or estimated resources not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (and any updates to such disclosure set forth in EOG’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K), available from EOG at P.O. Box 4362, Houston, Texas 77210-4362 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.